Cash and Cash Equivalents and Margin Cash (Details) - Schedule of Changes in Fair Value to be Cash Equivalents - USD ($) $ in Thousands		Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Schedule of Changes in Fair Value to be Cash Equivalents [Abstract]
Cash on hand and at banks		$ 1,830,814	$ 1,144,741
CDB (bank certificates of deposit) and National Treasury Bills (Tesouro Selic)	[1]	2,738,703	1,381,690
Cash and cash equivalents, Total		4,569,517	2,526,431	$ 4,164,349	$ 3,786,969
Margin cash
Margin cash (Restricted cash)		18,191	59,088
Investments in Treasury Bills		114,270	71,121
Margin cash, Total		$ 132,461	$ 130,209

[1]	CDBs are held at financial institutions and earn interest based on floating rates and are pegged to the Brazilian overnight interbank lending rate (Certificado de Depósito Interbancário — CDI). Tesouro Selic are bonds purchased from financial institutions having conditions and characteristics that are similar to CDB’s.